UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2020

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Laporte Road, Stallingborough Grimsby, North East Lincolnshire, DN40 2PR, UK

(Address of Principal Executive Offices) (Zip Code)
(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Notes Offering

On April 23, 2020, Tronox Incorporated, a Delaware corporation (the “Issuer”), a wholly owned indirect subsidiary of Tronox Holdings plc (the “Company”), commenced an offering of senior secured notes due 2025 (the “Notes”). A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

The Company expects to use the proceeds from the issuance of the Notes for general corporate purposes, including the repayment of existing indebtedness, capital expenditures, strategic investments and transactions, working capital and other business opportunities.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy shares of common stock, the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Risk Factor Disclosure

The Company is supplementing the risk factors set out under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the additional risk factor set out below.  The risk factor below should be read in conjunction with the risk factors set out in the Company’s Annual Report on Form 10-K.

The ongoing global COVID-19 pandemic has adversely affected, and may continue to adversely affect, our business, financial condition and results of operations.

The ongoing global COVID-19 pandemic has adversely affected, and may continue to adversely affect, our business, financial condition and results of operations. The novel strain of the coronavirus identified in China in late 2019 has spread rapidly and globally, and has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns, including in jurisdictions where we operate. These measures have adversely impacted, and may further adversely impact, our workforce and operations, the operations of our customers, and those of our respective vendors and suppliers. We have significant sales and manufacturing operations in the U.S., Europe, South Africa, the Kingdom of Saudi Arabia and Australia, and each of these countries has been significantly affected by the outbreak and taken measures to try to contain it. For instance, South Africa began a three week country-wide lockdown of all activity on March 27, 2020, which was subsequently extended to the end of April. Likewise, the South African Department of Mineral Resources (DMR) has mandated that only limited mineral sands production may occur until further governmental notice, and it is currently not possible to predict when the DMR will lift the current limitations on mineral sands production.  In addition, although our business is currently designated as “essential” to support the continued manufacturing of products such as food and medical packaging, medical equipment, pharmaceuticals and personal protective equipment, there is no assurance that such designation will continue or, notwithstanding such designation, that demand for our products will not decrease as a result of the pandemic.

There is considerable uncertainty regarding the duration and severity of such restrictive measures and potential future measures. Restrictions on our access to our manufacturing facilities or on our support operations or workforce, or similar limitations for our vendors and suppliers, as well as restrictions or disruptions in transportation and delivery, such as reduced availability of air transport, port closures, and increased border controls or closures, could limit our capacity to meet customer demand and have a material adverse effect on our financial condition and results of operations. The extent to which COVID-19 impacts our operations and results, particularly with respect to our TiO2 production plants and mineral sands operations and the supply of our TiO2 and zircon products to our global customers, will depend on future developments, which are highly uncertain and cannot be predicted at this time.

In addition, the COVID-19 pandemic has significantly increased economic and demand uncertainty. It is likely that the current outbreak or continued spread of COVID-19 will cause an economic slowdown, and it is possible that it could cause a global recession. Such adverse impact on the global economy is likely to adversely affect our performance, financial condition and results of operations, as well as our ability to successfully execute our business strategies and initiatives, such as the funding of capital expenditures, including by negatively impacting the demand for our products and services (including the demand for our zircon products as a result of a prolonged construction industry slowdown in Europe and China), negatively affecting the parties with whom we do business and disrupting our ability to conduct product development and other important business activities. We do not yet know the full extent of potential impacts, and we may experience reduced sales of our products as a result of the COVID-19 pandemic. Given the rapid development and fluidity of the outbreak, it is unclear whether any reduction in sales would be temporary and whether such sales would be recoverable in the future.  If our sales were to decline, and if such lost sales were not recoverable in the future, our business, financial condition and results of operations could be adversely affected.

The spread of COVID-19 has caused us to modify our business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers, partners, and suppliers. There is no certainty that such measures will be sufficient to mitigate the risks posed by COVID-19, and our ability to perform critical functions could be harmed as a result. While the restrictions and limitations noted above may be relaxed or rolled back if and when COVID-19 abates, the actions may be reinstated as the pandemic continues to evolve. The scope and timing of any such reinstatement is difficult to predict and may materially affect our operations in the future.

To the extent the COVID-19 pandemic continues to adversely affect the global economy, and/or adversely affects our business, operations or financial performance, it may also have the effect of increasing the likelihood and/or magnitude of other risks described in “Risk Factors” included within Item 1A, and in “Management’s Discussion and Analysis of Financial Condition and Results of Operation” included within Item 7, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including those risks related to market, credit, geopolitical and business operations, or risks described in our other filings with the Securities and Exchange Commission. In addition, the COVID-19 pandemic may also affect our business, operations or financial performance in a manner that is not presently known to us or that we currently do not expect to present significant risks to our business, operations or financial performance. Any such future developments are dependent upon factors including, but are not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, the size and effectiveness of the compensating measures taken by governments, and how quickly and to what extent normal economic and operating conditions can resume. We are closely monitoring the potential adverse effects and impact on our operations, businesses and financial performance, including liquidity and capital usage, though the extent is difficult to fully predict at this time due to the rapid evolution of this uncertain situation.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 23, 2020.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: April 23, 2020	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary